UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2023
ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE
On December 14, 2023, Ellington Financial Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the consummation on December 14, 2023 (the “Closing Date”), of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 29, 2023 (the “Merger Agreement”), by and among the Company, EF Merger Sub Inc., a direct wholly owned subsidiary of the Company ("Merger Sub"), Arlington Asset Investment Corp. (“Arlington”) and, solely for the limited purposes set forth in the Merger Agreement, Ellington Financial Management LLC, the Company’s external manger. Pursuant to the Merger Agreement, on the Closing Date, Arlington merged with and into Merger Sub, with Merger Sub continuing as the surviving company (the “Merger”). This Current Report on Form 8-K/A is being filed to amend the Form 8-K filed by the Company with the SEC on December 14, 2023, to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The required audited financial statements of Arlington as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021 are filed as Exhibit 99.1 and are incorporated herein by reference.
The required unaudited financial statements of Arlington as of September 30, 2023 and for the nine months then ended are filed as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The required unaudited pro forma condensed combined financial information with respect to the Merger is filed as Exhibit 99.3 and incorporated herein by reference.
(d) Exhibits.
EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of May 29, 2023, by and among Ellington Financial Inc., EF Merger Sub Inc., Arlington Asset Investment Corp. and, solely for the limited purposes set forth therein, Ellington Financial Management LLC (incorporated by reference to Exhibit 2.1 of Ellington Financial Inc.’s Current Report on Form 8-K filed with the SEC on May 30, 2023)

23.1*	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (in respect of Arlington Asset Investment Corp.)
99.1
Audited consolidated financial statements of Arlington Asset Investment Corp. as of December 31, 2022 and December 31, 2021 and for each of the two years ended December 31, 2022, including the related notes thereto, and the Report of Independent Registered Public Accounting Firm (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC by Arlington Asset Investment Corp. on March 31, 2023)

99.2
Unaudited consolidated financial statements of Arlington Asset Investment Corp. as of September 30, 2023, and for the nine months then ended (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC by Arlington Asset Investment Corp. on November 14, 2023)

99.3*
Unaudited pro forma condensed combined financial information of Ellington Financial Inc. as of September 30, 2023, and for the year ended December 31, 2022, and the nine months ended September 30, 2023

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	February 23, 2024	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer
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